UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21247
                  --------------------------------------------
                    Defenders Multi-Strategy Hedge Fund, LLC
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10166
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                David K. Mossman
                          BNY Mellon Wealth Management
                                One Mellon Center
                              Pittsburgh, PA 15258
                         -------------------------------
                     (Name and address of agent for service)

                  Registrant's telephone number, including area
                              code: 1-212-815-4228
           -----------------------------------------------------------

                     Date of fiscal year end: March 31, 2010
                   ------------------------------------------

                    Date of reporting period: March 31, 2010
                     --------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

         The Annual Report to Investors is attached herewith.

--------------------------------------------------------------------------------

                                      |
               DEFENDERS              |
               MULTI-STRATEGY         |      Annual Report
               HEDGE FUND, LLC        |      March 31, 2010
               AND SUBSIDIARIES       |
                                      |

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             PROTECTING YOUR PRIVACY

This notice applies to individual consumers who are customers or former customers of Defenders Multi-Strategy Hedge Fund, LLC. It describes our policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information.

This notice replaces all previous notices of our consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

INFORMATION WE COLLECT

We collect a variety of nonpublic personal information about you, which may include:

      o Information we receive from you, as provided, for example, on applications or other forms, such as your name, address, social security number, assets, and income.

      o Information about your transactions with us, our affiliates, and others, such as, your account balance, payment history, parties to transactions, and debit/credit card usage.

      o     Other information we receive from affiliates and nonaffiliated third
            parties,   including   credit   reporting   agencies  such  as  your
            creditworthiness and credit history.

INFORMATION WE DISCLOSE

We may disclose any of the information we collect to our affiliates and to nonaffiliated third parties as described below.

Our affiliates include financial service providers such as banks, securities broker-dealers, investment advisors, insurance agencies, and transfer agents, as well as firms that provide technology and other services to us. We may disclose information to affiliates as permitted or required by law. For example:

      o We may disclose information for administrative purposes, such as to process your transactions and service your accounts.

We may disclose information to third parties that are not affiliated with us, as permitted or required by law. For example:

      o We may disclose information to companies that provide services to us, in order to process transactions and service accounts.

      o We may disclose information to companies who perform marketing services on our behalf, or financial institutions with which we have joint marketing agreements.

      o We may disclose information in response to subpoenas, court orders and other legal process.

CONFIDENTIALITY AND SECURITY OF NONPUBLIC PERSONAL INFORMATION

Our internal data security policies restrict access to nonpublic personal information to authorized employees. We maintain physical, electronic and procedural safeguards that are designed to comply with federal standards to guard our customers' non-public personal information. Employees who violate our data security policies are subject to disciplinary action, up to and including termination.

--------------------------------------------------------------------------------

Dear Member,

We are pleased to send you the 2010 annual report for Defenders Multi-Strategy Hedge Fund, LLC (the "Fund") (formerly BNY/Ivy Multi-Strategy Hedge Fund LLC). Below is a summary of the market developments and strategy performance during the six-month period ended March 31, 2010.

4TH QUARTER 2009

Hedge funds finished 2009 on a positive note, as most strategies posted robust fourth quarter results. This brings to a close the strongest year of overall hedge fund performance since 2003. While hedge fund investors are certainly encouraged by 2009 returns, many have noted that these results have occurred amid the most significant rally in risk assets in a generation. It is therefore heartening, as we have mentioned in earlier letters, that the quality of returns, that is to say the risk-adjusted return on invested capital, was higher in 2009 than in any year we have witnessed since the mid-1990s. This is due to many factors, not the least of which has been the breadth of opportunities and the greatly diminished amount of competing capital. And while the argument can be made that the "easy money" opportunities of early 2009 may have receded, we believe the coming investing environment will be more uneven, and more volatile, and will, therefore, favor hedged strategies. We can also say with some confidence that the competition for hedge fund returns is still far below the levels seen prior to the 2008 market dislocation.

The more typical behavior of the financial markets in 2009 enabled hedge funds to invest knowing that liquidity was more available, trades would generally clear, counterparties were more solvent and portfolio cash was held more safely. The Bloomberg Financial Conditions Index, which we actively follow, shows this dramatic improvement in financial market conditions, which then paved the way for hedge funds to once again invest with a certainty that was wholly absent in the second half of 2008.

The recovery of 2009 was not only seen in securities markets but also in economic data, as developed world economies--with the aid of massive stimulus programs--pulled themselves off the floor. Ultimately, whether this is a true recovery or merely a "dead cat" bounce off the bottom remains to be seen, especially in the U.S., where the economy continues to shed jobs at an alarming rate. However, G3 manufacturing has begun to show life again and U.S. leading indicators are, today at least, pointing upward. If, however, the stimulus fades and corporate earnings disappoint, investors can be expected to react by again reducing risk.

That being said, neither the relative strength of the economy nor the possibility of a continued rally in securities prices is our primary concern; the first quarter of 2009 showed hedge funds can still profit in a negative environment. In our view, the health of the financial system, which today appears more solid than at any point since early 2007, is the key prerequisite for skill-based strategies to perform. Markets may fall from today's current levels, but if hedge funds can invest and trade with certainty, we believe profits can still be realized.

The fourth quarter of 2009 was a continuation of a global stock market rally that took hold of markets during the second half of the year. Overall, equity markets in 2009 were dominated by three themes: the outperformance of emerging markets, the relative underperformance of high quality U.S. large cap companies and the generally low dispersion and high correlation among stocks (i.e., almost all stock prices rose across the globe). The near-zero interest rates in developed markets and the precipitous fall in equity volatility provided an ideal environment for "beta investing" based on long market risk exposure, but a much less ideal environment for managers seeking alpha through long and short positions. For example, all sectors of the S&P 500 produced positive returns for the year, which made the use of short sales a potentially troublesome endeavor. On the plus side, sector rotation provided a durable source of return for many managers during those months when stock selection was less meaningful.

We believe much of this will change in 2010, as dispersion increases, stocks begin to trade in a definable range and "quality" (i.e., companies with solid business models and clean balance sheets) begins to outperform "junk" (i.e., heavily indebted firms with weak revenue prospects). The last time we witnessed this phenomenon was 2003, another year that the market "melted up" and short positions were generally damaging to portfolios. However, the market then normalized in 2004, paving the way for significant long/short alpha. We believe that 2010 will bring a similar environment, benefiting long/short equity managers.

To many investors, 2009 will be remembered as The Year of Credit. High yield loan and bond markets, deeply oversold at the beginning of the year, began to rally in the first quarter and rose almost uninterrupted through the end of the year. Many credit indices, such as the Merrill Lynch High Yield Master II Index, posted the highest annual returns in their history. At the same time, corporate bankruptcies rose sharply in 2009, confirming the fears of investors who had pushed credit spreads to record levels, as many highly levered companies proved unable to escape the realities of a global recession. This created a uniquely positive environment for event driven managers. The rally in credit prices created large portfolio gains, while the increased supply of stressed and distressed debt simultaneously expanded the opportunity set.

In 2010 we continue to see a favorable backdrop for credit and event driven strategies. The ongoing restructuring of corporate America will provide distressed debt and special situation activity (e.g., spin offs, recapitalizations) and, as companies seek growth via acquisition, an increase of global M&A deals should revive risk arbitrage strategies. Finally, as with equities, the bonds issued by very poor quality companies rallied beyond rational levels in 2009; 2010 may see a return to profitability for the short positions of those managers who have expertise in identifying and effecting short sales of overvalued high yield debt.

The healing of the financial markets in 2009 generally reduced volatility, increased liquidity and hastened the normalization of pricing relationships between related securities. All these factors are critically important to relative value and arbitrage investing, and they played a central part in the return to profitability for these managers. This was particularly pronounced in convertible arbitrage, a strategy that was at the center of the storm in 2008, but recovered in 2009 to post record results. It should be noted, however, that much of this return was due to the recovery in convertible bond prices, instead of the traditional trading and hedging approach. While we continue to view convertibles as a viable strategy, especially as equity volatility creeps upward, we do not expect a repeat of last year's stellar performance. Accordingly we favor managers whose approach to the strategy may enable them to profit in choppy or sideways markets.

Systematic traders were the heroes of 2008, posting strongly positive results on the back of exploding volatility and definable, long term trends across most asset classes. In short, it was an ideal backdrop for systematic trading. In 2009, the environment proved to be significantly more challenging as generally trendless markets were plagued by short-term reversals that prevented many trading systems from gaining traction. In this sort of scenario, short term and multi-factor systems fared much better than long term trend followers. In addition, discretionary global macro traders were able to post profits from their fundamental views on interest rates, commodities and currencies.

Overall, tactical traders underperformed other strategies but did provide meaningful portfolio diversification at little cost to overall returns. In 2010, we expect tactical traders to play an important role as pure credit and equity exposure becomes less meaningful to portfolio performance. Varying rates of economic growth and the divergence of interest rates, the continuation of commodity demand from emerging countries, and the specter of inflation due to ultra-loosemonetary policies are all factors that could favor systematic and discretionary traders in 2010.

1ST QUARTER 2010

Hedge funds continued to generate profits during the first quarter of 2010, with most strategies generating profits. On the surface, robust hedge fund performance seems attributable to a similar set of factors that drove performance in 2009. Although the extension of the rally in risk assets contributed positively to performance during the first three months of 2010, a closer examination reveals that several new developments in financial markets affected performance, both positively and negatively, during the quarter.

Among them, the most obvious was increasing wariness among investors toward sovereign risk, especially with respect to the peripheral EU economies. Greek sovereign CDS spreads began creeping up in the middle of November 2009 due, in part, to the curtailment of longer dated liquidity by the European Central Bank to the Greek banks. Investors also became concerned by a surprise request by the Dubai government to delay the repayment of a part of debt obligations assumed by its state-owned company in late November, and the downgrades of Greek sovereign ratings by Fitch and S&P to BBB+ and by Moody's to A2 in December. The Greek crisis has deepened in 2010, with the inability of EU nations to quickly resolve the issues, driving the cost of insuring against a Greek sovereign debt default and the spread on the Greek 10-year government bond over German Bunds to historically highest levels. Furthermore, negative sentiment began spreading to other peripheral EU economies, such as Portugal and Spain. All of this has contributed to a pronounced decline in the Euro. As would be expected, astute macro-oriented managers have capitalized on these developments through long CDS and/or short Euro positions.

Slightly less conspicuous were signs of monetary tightening among emerging market and commodity-linked economies. In China, the People's Bank of China ("PBOC") unexpectedly raised the bank reserve ratio in January and in February amid concerns regarding an overheating Chinese economy. Furthermore, the PBOC raised the yield on central bank bills in an attempt to drain excess liquidity from China's burgeoning real estate markets. Likewise, the Reserve Bank of India unexpectedly raised its policy rates in March for the first time since July 2008 to stem rising inflation expectations. Fears of excessive monetary tightening among emerging market economies, however, resulted in the underperformance of emerging market equities vis-a-vis developed markets, weighing on the performance of long biased emerging market managers. In contrast, emerging market and commodity linked currencies continued to appreciate against G3 currencies, which a number of managers successfully monetized through carry trades.

Another important development that affected a wide array of hedge fund strategies was a slowdown in the sub-investment grade corporate credit rally. With liquidity gradually returning to markets, sub-investment grade corporate credits saw one of the most remarkable rallies on record in 2009. But investors began questioning the sustainability of the rally in early 2010. In addition, there was less new issuance in the corporate bond markets, with a number of issuers deciding to wait for a more settled environment. Investor sentiment markedly improved during the second half of the quarter, however, and both primary and secondary credit markets rebounded strongly.

Long/short equity strategies were generally profitable during the first quarter, although they underperformed the major equity indices. This is partly due to a number of managers having maintained more conservative risk postures compared to their historical norms. Furthermore, tilts toward the information technology and consumer discretionary sectors and security selection in long portfolios were less effective during periodic market selloffs. Finally, short positions in weaker companies with high short interest continued to detract from manager performance, as they outperformed the indices throughout the quarter.

On the back of renewed strength in sub-investment grade corporate credits, credit and event driven strategies were among the best performing strategies during the first quarter. The Merrill Lynch High Yield Master II Index, a benchmark index for high yield bonds, gained 4.8%* for the quarter, with its option adjusted spread contracting to 584 bps*. Meanwhile, the portion of U.S. high yield bond markets that were trading at distressed levels - trading at or below 50% of par or accreted value - fell from $6.6 billion to $4.2 billion* over the quarter, and the trailing 12-month dollar weighted high yield default rate fell from 10.3%* to 6.3%*, according to J. P. Morgan. Primary market activity was also robust, with global high yield bond issuance totaling $75.5 billion* during the quarter, a quarterly record, according to Thomson Reuters. Such developments were generally positive for both credit strategies and distressed securities investments.

Additionally, a rebound in the merger and acquisition market positively impacted catalyst driven special situations strategies. The volume of announced global merger and acquisition transactions totaled $573.3* billion during the quarter, a 20.5%* increase from first quarter 2009 levels, according to Thomson Reuters. A high level of corporate merger and acquisition activity is critical for event driven strategies to sustain their upward momentum.

The first quarter of 2010 was a generally strong one for relative value strategies, with the HFRX Relative Value Arbitrage Index finishing the quarter up 2.6%*. The rally across global credit markets, combined with the increased volatility in fixed income and currency markets, provided ample opportunities for relative value strategies to profit. In convertible arbitrage, a primary driver of the positive performance over the quarter was credit spread tightening. Furthermore, a pick up in volatility early in the quarter was additive to performance. In general, hedge funds employing statistical arbitrage strategies fared positively as well in the first quarter. Technical factors tended to help performance, while fundamental and event signals generated mixed results. Fixed income arbitrage proved to be a more difficult space, as managers suffered losses in currencies and directional interest rate trades. A handful of managers benefited from the curve steepening that continued across the globe as central bankers maintained their accommodative stance.

Tactical trading strategies generated moderately positive results in the first quarter of 2010. Systematic managers outperformed discretionary approaches over the period and, as a group, made money in commodities and fixed income over the quarter. Long-term trend-following managers generated strong results. Specifically, they generated gains in energy names and short-term interest rates. However, short-term trend following approaches experienced difficulties over the quarter as range bound price action and frequent reversals led to losses. Discretionary managers generated mixed results as short exposure to equity markets generated losses which tended to be offset by gains in currencies and fixed income markets.

Thank you.

Sincerely,

/s/ David K. Mossman

David K. Mossman
President
Defenders Multi-Strategy Hedge Fund, LLC

--------------------------------------------------------------------------------
  * The source of data is Bloomberg.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AND OTHER INFORMATION
--------------------------------------------------------------------------------
For the Year Ended March 31, 2010

CONTENTS

Management Discussion & Analysis (unaudited) .............................    1
Portfolio Summary (unaudited) ............................................    4
Financial Statements:
   Consolidated Schedule of Investments ..................................    5
   Consolidated Statement of Assets, Liabilities and Members' Capital ....    9
   Consolidated Statement of Operations ..................................   10
   Consolidated Statements of Changes in Members' Capital ................   11
   Consolidated Statement of Cash Flows ..................................   12
   Notes to Consolidated Financial Statements ............................   13

Report of Independent Registered Public Accounting Firm ..................   25
Managers and Officers (unaudited) ........................................   26

                     [This page intentionally left blank.]

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE PERIOD OF OCTOBER 1, 2009 THROUGH MARCH 31, 2010?

The six-month period ended March 31, 2010 was characterized by a continuation of the recovery that began in the first half of 2009, though with occasional corrections. The period saw a moderation of risky asset prices from depressed levels, and a further normalization in pricing relationships among historically highly correlated financial instruments. Such developments created tailwinds for nearly all hedge fund strategies, though the sometimes choppy environment detracted from momentum driven strategies

The period began with some difficulty. In October, stocks fell against the backdrop of disappointing economic news, and this occurred again at the end of November in the aftermath of a surprise announcement by the Dubai government that its state-owned investment company would ask creditors for a delay in the repayment of its debt obligations. These market blips were short-lived due in large part to the proactive role of central banks and the liquidity they provided to markets. Increased risk appetite was also evident in the outperformance of small capitalization stocks over large, emerging market equities over developed markets, high yield bonds over investment grade bonds, and declining implied volatility across asset classes. These were accompanied by, falling government bond yields and a depreciating U.S. dollar through the end of November, which investors attributed to excess liquidity in the global financial system.

In early 2010, hedge funds continued to generate profits, with most strategies generating profits. On the surface, robust hedge fund performance seems attributable to a similar set of factors that drove performance in 2009. Although the extension of the rally in risk assets contributed positively to performance during the first three months of 2010, a closer examination reveals that several new developments in financial markets have begun affecting performance, both positively and negatively, during the quarter.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

The Fund posted a return of 10.1% (net of fees and expenses) over the 12-month period ended March 31, 2010. The Hedge Fund Research, Inc. ("HFRI") Fund of Funds Composite Index posted 12.7% and the S&P 500(R) Index returned 46.6% over the same period.

WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR OCTOBER 1, 2009 THROUGH MARCH 31, 2010?

Over the six month period ended March 31, 2010, the top contributor to the Fund's performance was long/short equity strategies. A major driver of the strategies' performance was the continued recovery that occurred across global equity markets. Overall, equity markets were dominated by the outperformance of emerging markets, the relative underperformance of high quality U.S. large cap companies and the generally low dispersion and high correlation among stocks. The near-

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

zero interest rates in developed markets and the precipitous fall in equity volatility provided an ideal environment for "beta investing" based on long market risk exposure. Managers who successfully managed their market exposure appropriately tended to perform well over the period.

Another contributor to the investment performance of the Fund was event-driven and credit strategies. High yield loan and bond markets, deeply oversold at the beginning of the year, began to rally in the first quarter and rose almost uninterrupted through the end of 2009 and into 2010. At the same time, corporate bankruptcies rose sharply, confirming the fears of investors who had pushed credit spreads to record levels, as many highly levered companies proved unable to escape the realities of a global recession. This combination of factors created to a uniquely positive environment for event driven and credit strategies. The rally in credit prices created large portfolio gains, while the increased supply of stressed and distressed debt simultaneously expanded the opportunity set.

Relative value strategies also contributed to performance over the six month period ended March 31, 2010. Credit spread tightening, increased liquidity and a normalization of pricing relationships all helped to create opportunities for managers employing relative value strategies.

The one strategy to detract from performance over the period was tactical trading. The environment proved to be challenging as generally trendless markets were plagued by short-term reversals that prevented many trading systems from gaining traction. In this sort of scenario, short term and multi-factor systems fared better than long term trend followers. Discretionary global macro traders were able to post moderate profits from their fundamental views on interest rates, commodities and currencies, however not enough to offset losses elsewhere in the strategy.

HOW DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THIS PERIOD?

During the six-month period, the Fund decreased its allocation to Relative Value and Event Driven strategies. Furthermore, the Fund moderately decreased its allocations to credit and tactical trading strategies. The allocation to long/short equity strategy increased over the six month period.

--------------------------------------------------------------------------------

INDICES REFERENCED HEREIN ARE BROAD-BASED AND USED FOR ILLUSTRATIVE PURPOSES ONLY AND HAVE BEEN SELECTED AS THEY ARE WELL KNOWN AND ARE EASILY RECOGNIZABLE BY INVESTORS. HOWEVER, THE INVESTMENT ACTIVITIES AND PERFORMANCE OF THE FUND MAY BE CONSIDERABLY MORE VOLATILE THAN THE PERFORMANCE OF ANY OF THE REFERENCED INDICES. UNLIKE THESE INDICES, THE PORTFOLIO OF THE FUND IS ACTIVELY MANAGED. FURTHERMORE, THE FUND INVESTS IN SUBSTANTIALLY FEWER SECURITIES THAN THE NUMBER OF SECURITIES COMPRISING EACH OF THESE INDICES. THERE IS NO GUARANTEE THAT ANY OF THE SECURITIES DIRECTLY OR INDIRECTLY INVESTED IN BY AN IVY FUND COMPRISE THESE INDICES. ALSO, PERFORMANCE RESULTS FOR INDICES MAY NOT REFLECT PAYMENT OF INVESTMENT MANAGEMENT/INCENTIVE FEES AND OTHER FUND EXPENSES. BECAUSE OF THESE DIFFERENCES, INDICES SHOULD NOT BE RELIED UPON AS AN ACCURATE MEASURE OF COMPARISON.

THE INFORMATION REGARDING THE INDICES IS INCLUDED MERELY TO SHOW THE GENERAL TRENDS IN THE PERIODS INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND WAS SIMILAR TO ANY OF THE INDICES IN COMPOSITION OR RISK. THE BENCHMARKS ARE USED FOR COMPARATIVE PURPOSES ONLY.

THE STANDARD & POOR'S 500(R) INDEX ("S&P") IS CONSIDERED TO BE GENERALLY REPRESENTATIVE OF THE U.S. LARGE CAPITALIZATION STOCK MARKET AS A WHOLE. IT IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 COMMONLY TRADED STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF THOSE STOCKS. THE S&P INCLUDES THE REINVESTMENT OF ALL INCOME AND DOES NOT REFLECT THE DEDUCTION OF ANY EXPENSES OR FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P. PERFORMANCE OF THE FUND MAY NOT BE COMPARABLE

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

TO THE PERFORMANCE OF THE S&P. "STANDARD & POOR'S(R)", "S&P(R)" AND "STANDARD & POOR'S 500(R)" ARE TRADEMARKS OF MCGRAW-HILL, INC., AND HAVE BEEN LICENSED FOR USE BY BNY MELLON (TOGETHER WITH ITS AFFILIATES AND SUBSIDIARIES).

THE HEDGE FUND RESEARCH INC.'S FUND OF FUNDS COMPOSITE INDEX ("HFRI") IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF AN UNDISCLOSED NUMBER OF FUNDS OF HEDGE FUNDS SELECTED BY HEDGE FUND RESEARCH INC. THE HFRI IS NOT ACTIVELY MANAGED, INCLUDES BOTH ONSHORE AND OFFSHORE FUND OF FUNDS (WHICH INVEST ACROSS THE
SPECTRUM OF HEDGE FUND CATEGORIES) AND DOES NOT NECESSARILY REPRESENT THE PERFORMANCE THAT MAY BE ACHIEVED BY ANY PARTICULAR FUND OF HEDGE FUNDS. THE HFRI INCLUDES THE REINVESTMENT OF ALL INCOME AND IS NET OF ALL FEES. IT IS NOT
POSSIBLE TO INVEST DIRECTLY IN THE HFRI. PERFORMANCE OF THE FUND MAY NOT BE COMPARABLE TO THE PERFORMANCE OF THE HFRI.

THE HFRI DISTRESSED/RESTRUCTURING INDEX IS AN INDEX OF MANAGERS WHICH EMPLOY AN INVESTMENT PROCESS FOCUSED ON CORPORATE FIXED INCOME INSTRUMENTS, PRIMARILY ON CORPORATE CREDIT INSTRUMENTS OF COMPANIES TRADING AT SIGNIFICANT DISCOUNTS TO THEIR VALUE AT ISSUANCE OR OBLIGED (PAR VALUE) AT MATURITY AS A RESULT OF EITHER FORMAL BANKRUPTCY PROCEEDING OR FINANCIAL MARKET PERCEPTION OF NEAR TERM PROCEEDINGS. MANAGERS ARE TYPICALLY ACTIVELY INVOLVED WITH THE MANAGEMENT OF THESE COMPANIES, FREQUENTLY INVOLVED ON CREDITORS' COMMITTEES IN NEGOTIATING THE EXCHANGE OF SECURITIES FOR ALTERNATIVE OBLIGATIONS, EITHER SWAPS OF DEBT, EQUITY OR HYBRID SECURITIES. MANAGERS EMPLOY FUNDAMENTAL CREDIT PROCESSES FOCUSED ON VALUATION AND ASSET COVERAGE OF SECURITIES OF DISTRESSED FIRMS; IN MOST CASES PORTFOLIO EXPOSURES ARE CONCENTRATED IN INSTRUMENTS WHICH ARE PUBLICLY TRADED, IN SOME CASES ACTIVELY AND IN OTHERS UNDER REDUCED LIQUIDITY BUT IN GENERAL FOR WHICH A REASONABLE PUBLIC MARKET EXISTS.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
March 31, 2010 (unaudited)

INCEPTION DATE                 PORTFOLIO STATISTICS

4/1/2003                       Members' Capital ($million): $97.1

SECTOR BREAKDOWN*

     41.7%  Equity
     17.2   Event Driven
     13.8   Relative Value
     10.2   Money Market Fund
      5.2   Tactical Trading
      4.5   Credit
    -----
     92.6   Total Investments
      7.4   Other Assets, Less Liabilities
    -----
    100.0%  Members' Capital
    =====

--------------------------------------------------------------------------------
* As a percentage of members' capital.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
March 31, 2010

                                          Initial                                                    Redemption
                                        Acquisition                     Fair         Withdrawal        Notice
                                           Date           Cost         Value        Frequency (f)      Period
                                        -----------   -----------   -----------   ----------------   ----------
PORTFOLIO FUNDS - 82.4%

EQUITY (a) - 41.7%

EUROPE - 4.2%

York European Opportunities
   Fund, LP, Class B                      01/01/10    $ 3,875,000   $ 4,050,999     Quarterly          30 Days
                                                      -----------   -----------
GLOBAL - 3.0%

SCP Ocean Fund Ltd., Series J             02/01/10      2,850,000     2,972,481     Annually           60 Days
                                                      -----------   -----------
REAL ESTATE - 3.1%

Dirigo LLC                                02/01/10      2,875,000     2,973,519     Quarterly          45 Days
                                                      -----------   -----------
UNITED STATES - 31.4%

Alydar QP Fund, LP                        04/01/09      3,628,222     3,644,988     Quarterly          30 Days
Avesta Fund, LP, Class B                  02/01/10      3,300,000     3,313,965     Monthly            30 Days
Clovis Capital Partners
   Institutional, LP                      03/01/10      2,000,000     2,027,910     Quarterly          45 Days
Cobalt Offshore Fund Ltd, Series II       01/01/10      2,875,000     2,947,706     Quarterly          60 Days
Eminence Partners, LP                     01/01/07      3,803,404     4,063,484     Semi-annually      45 Days
Ivory Flagship Fund, LP, Class C          01/01/10      3,675,000     3,666,479     Monthly            45 Days
JANA Partners Qualified, LP,
   Class A (g)                            10/01/06         10,190        26,718
Karsch Capital II, LP                     02/01/10      2,850,000     2,909,251     Quarterly          30 Days
Locust Wood Capital, LP                   02/01/10      1,900,000     1,987,443     Quarterly          45 Days
SEG Partners II, LP, Class A              02/01/10      3,000,000     3,082,605     Quarterly          60 Days
Tiedemann/Falconer Partners, LP,
   Class A                                11/01/08      3,143,078     2,807,413     Quarterly          45 Days
                                                      -----------   -----------
                                                       30,184,894    30,477,962
                                                      -----------   -----------
TOTAL EQUITY                                           39,784,894    40,474,961
                                                      -----------   -----------
EVENT DRIVEN (b) - 17.2%

DISTRESSED - 10.0%

Cerberus Partners, LP (h)                 04/01/03      5,492,845     5,581,948
King Street Capital Ltd., Class A         01/01/10      3,296,500     3,393,427     Monthly            90 Days
King Street Capital, LP (g)               04/01/03        431,973       448,493
Longacre (QP) SPV IV, LLC (h)             10/01/09        335,365       328,628
                                                      -----------   -----------
                                                        9,556,683     9,752,496
                                                      -----------   -----------

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------
March 31, 2010

                                          Initial                                                    Redemption
                                        Acquisition                     Fair         Withdrawal        Notice
                                            Date          Cost         Value        Frequency (f)      Period
                                        -----------   -----------   -----------   ----------------   ----------
PORTFOLIO FUNDS (CONTINUED)

MULTI-STRATEGY-SPECIAL SITUATIONS - 7.2%

Davidson Kempner International Ltd.,
   Tranche 1, Class C                     01/01/10    $ 1,900,000   $ 1,998,278     Monthly            60 Days
Davidson Kempner International Ltd.,
   Tranche 3, Class C                     03/01/10      1,500,000     1,539,750     Monthly            60 Days
Deephaven Event Fund, LLC (h)             11/01/05        160,410       153,849
Merced Partners Limited
   Partnership (g)                        04/01/03        476,099       466,857
Owl Creek Overseas Fund Ltd.,
   Class AP                               02/01/10      2,375,000     2,457,927     Quarterly          90 Days
Scoggin Capital Management,
   LP II (g)                              02/01/06        328,787       328,787
                                                      -----------   -----------
                                                        6,740,296     6,945,448
                                                      -----------   -----------
TOTAL EVENT DRIVEN                                     16,296,979    16,697,944
                                                      -----------   -----------
RELATIVE VALUE (c) - 13.8%

MULTI-STRATEGY - 10.4%

Amaranth Partners, LLC (g) (h)            04/01/03        243,464       256,303
Basso Multi-Strategy Fund, LP (h)         12/01/07        197,862       194,922
Brevan Howard Fund Ltd., Class B          04/01/08      3,748,203     3,684,009     Monthly           100 Days
Elliott International Ltd.                04/01/03      3,325,000     3,486,558     Quarterly          60 Days
HBK SLV, LP, Class C (h)                  04/01/07        120,667       120,453
Investcorp Interlachen Multi-Strategy
   Fund, LLC (g)                          02/01/08          5,758         6,333
Stark Investments, LP, Class C (g)        04/01/03      1,702,986     1,699,654
Stark Select Asset Fund, LLC (h)          02/01/10        591,892       594,733
                                                      -----------   -----------
                                                        9,935,832    10,042,965
                                                      -----------   -----------
STATISTICAL ARBITRAGE - 3.4%

Two Sigma Spectrum US Fund, LP            09/01/08      3,300,000     3,332,010     Quarterly          60 Days
                                                      -----------   -----------
TOTAL RELATIVE VALUE                                   13,235,832    13,374,975
                                                      -----------   -----------
TACTICAL TRADING (d) - 5.2%

SYSTEMATIC

Boronia Diversified Fund Ltd.             01/01/09      2,375,000     2,309,077     Monthly            30 Days
Kaiser Trading Fund 2X SPC                01/01/09      3,000,000     2,702,353     Monthly            30 Days
                                                      -----------   -----------
TOTAL TACTICAL TRADING                                  5,375,000     5,011,430
                                                      -----------   -----------

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------
March 31, 2010

                                          Initial                                                    Redemption
                                        Acquisition                     Fair         Withdrawal        Notice
                                            Date          Cost         Value        Frequency (f)      Period
                                        -----------   -----------   -----------   ----------------   ----------
PORTFOLIO FUNDS (CONTINUED)

CREDIT (e) - 4.5%

LONG / SHORT CREDIT

Brigade Leveraged Capital
   Structures Fund, LP                    04/01/08    $ 2,044,900   $ 2,452,382     Quarterly          60 Days
Oak Hill Credit Alpha Fund
  (Offshore) Ltd., Class A                02/01/10      1,900,000     1,977,591     Quarterly          60 Days
                                                      -----------   -----------
                                                        3,944,900     4,429,973
                                                      -----------   -----------
TOTAL INVESTMENTS IN
   PORTFOLIO FUNDS - 82.4%                             78,637,605    79,989,283
                                                      -----------   -----------
MONEY MARKET FUND - 10.2%

Federated Prime Obligations
   Fund - 0.11% (i)                                     9,935,299     9,935,299     Daily
                                                      -----------   -----------
TOTAL INVESTMENTS - 92.6%                             $88,572,904   $89,924,582
Other Assets, Less Liabilities - 7.4%                                 7,140,569
                                                                    -----------
MEMBERS' CAPITAL - 100.0%                                           $97,065,151
                                                                    ===========

--------------------------------------------------------------------------------

(a) This strategy involves purchasing securities at prices which, in the Portfolio Manager's opinion, are less than the per share value of the issuers' assets or earning power. The emphasis of managers pursuing this type of strategy is on individual stock selection rather than predicting market direction and the use of fundamental analysis as well as analytical and statistical analysis.

(b) This strategy involves investing in opportunities created by significant, generally one-time, transactional events such as spin-offs, mergers and acquisitions, restructurings and bankruptcy proceedings.

(c) This strategy seeks profits from pricing inefficiencies in securities traded in various markets, and involves investing in U.S. and foreign common stocks, preferred stock, stock options, corporate debt securities, convertible bonds, government bonds, swaps and futures contracts.

(d) This strategy seeks to profit from directional moves in interest rates, currencies, commodities, stock indices and other types of assets, often using futures, options on futures, spot instruments and over-the-counter derivatives.

(e) This strategy generally consists of making investments in a variety of credit and credit-related instruments or obligations (such as bonds, preferred equity or other debt instruments), both long and short. These strategies may also seek to exploit inefficiencies and trading opportunities in the credit markets.

(f) Available frequency of withdrawal after initial lock-up period. Other liquidity restrictions may apply.

(g) All or a portion of this Portfolio Fund is held in side pockets, which have restricted liquidity. All side pockets are expected to liquidate in 3-4 years. See Note 7.

(h) As of March 31, 2010, this underlying Portfolio Fund has notified the Fund of certain restrictions on liquidity, such as, suspended redemptions or other implemented restrictions on liquidity. Cerberus Partners, LP, Stark Investments, LP and Longacre (QP) SPV IV, LLC are expected to liquidate in 2-4 years. For Deephaven Event Fund, LLC, Basso Multi-Strategy Fund, LP, HBK SLV, LP and Amaranth Partners, LLC, an estimate of when the restrictions might lapse cannot be made and such restrictions have been in effect since January 2008, September 2008, December 2008 and September 2006, respectively. See Note 7.

(i)   Represents annualized 7-day yield at March 31, 2010.

Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in each total category as a percentage of members' capital.

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------
March 31, 2010

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2010 is as follows:

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments                                     Level 1     Level 2      Level 3        Total
-----------                                  -----------   ---------   -----------   -----------
Portfolio Funds                              $        --   $      --   $79,989,283   $79,989,283
Money Market Fund                              9,935,299          --            --     9,935,299
                                             -----------   ---------   -----------   -----------
Total Investments                            $ 9,935,299   $      --   $79,989,283   $89,924,582
                                             ===========   =========   ===========   ===========

The Portfolio Funds have been disclosed by strategy on the Consolidated Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                             Investment Strategy
                                                             -------------------

                                                Event        Relative       Tactical
                                Equity         Driven          Value        Trading        Credit         Total
                             ------------   ------------   ------------   -----------   -----------   -------------
Balance as of
  March 31, 2009             $ 28,270,123   $ 28,670,947   $ 42,036,846   $ 5,770,481   $ 4,400,357   $ 109,148,754
Net Realized Gain               5,180,951      9,277,564      7,456,917       102,827       343,291      22,361,550
Change in Unrealized
  Appreciation
  (Depreciation)               (1,894,385)    (4,561,028)    (2,265,244)     (134,051)    1,084,716      (7,769,992)
Net Purchases (Sales)           8,918,272    (16,689,539)   (33,853,544)     (727,827)   (1,398,391)    (43,751,029)
Transfers In (Out)                     --             --             --            --            --              --
                             ------------   ------------   ------------   -----------   -----------   -------------
Balance as of
  March 31, 2010             $ 40,474,961   $ 16,697,944   $ 13,374,975   $ 5,011,430   $ 4,429,973   $  79,989,283
                             ============   ============   ============   ===========   ===========   =============
Total change in Unrealized
  Appreciation
  (Depreciation) for
  securities still held
  at March 31, 2010          $    891,408   $ (3,776,452)  $  2,989,743   $ (134,051)   $ 1,084,716   $   1,055,364
                             ============   ============   ============   ===========   ===========   =============

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
March 31, 2010

ASSETS
Investments, at fair value (cost $88,572,904)                      $ 89,924,582
Cash                                                                  4,153,737
Receivable for Portfolio Funds sold                                   3,524,511
Prepaid assets                                                           32,674
Dividend receivable                                                         786
                                                                   ------------
  TOTAL ASSETS                                                       97,636,290
                                                                   ------------
LIABILITIES
Management fee payable                                                  232,978
Accrued professional fee                                                136,950
Administration fee payable                                               60,101
Accrued servicing fee                                                    54,717
Accrued expenses and other liabilities                                   86,393
                                                                   ------------
  TOTAL LIABILITIES                                                     571,139
                                                                   ------------
NET ASSETS                                                         $ 97,065,151
                                                                   ============

MEMBERS' CAPITAL REPRESENTED BY:
Paid in capital                                                    $ 95,974,180
Accumulated net investment loss                                        (626,910)
Accumulated undistributed net realized gain                             366,203
Net unrealized appreciation of investments                            1,351,678
                                                                   ------------
                                                                   $ 97,065,151
                                                                   ============
Net Asset Value per Unit                                           $       1.01
                                                                   ============
Number of Units Outstanding (unlimited number of units
  authorized)                                                        96,312,985
                                                                   ============

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended March 31, 2010

INVESTMENT INCOME
  Interest                                                         $     31,884
  Dividends                                                               2,019
                                                                   ------------
  TOTAL INCOME                                                           33,903
                                                                   ------------

EXPENSES
  Management fees                                                     1,697,745
  Professional fees                                                     646,550
  Investor servicing fees                                               283,953
  Administration fees                                                   282,847
  Board of Managers fees                                                139,000
  Insurance                                                              80,946
  Registration fees                                                      68,598
  Printing                                                               57,374
  Miscellaneous                                                           5,837
                                                                   ------------
  TOTAL EXPENSES                                                      3,262,850
                                                                   ------------

  NET INVESTMENT LOSS                                                (3,228,947)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     22,361,550
Net change in unrealized appreciation on investments                 (7,769,992)
                                                                   ------------
Net realized and unrealized gain on investments                      14,591,558
                                                                   ------------

NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS         $ 11,362,611
                                                                   ============

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                FOR THE YEAR    FOR THE YEAR
                                                                   ENDED            ENDED
                                                               MARCH 31, 2010   MARCH 31, 2009
                                                               --------------   --------------
FROM OPERATIONS
  Net investment loss                                          $   (3,228,947)  $   (4,063,063)
  Net realized gain on investments                                 22,361,550        5,846,770
  Net change in unrealized appreciation on investments             (7,769,992)     (28,862,449)
                                                               --------------   --------------
  Net increase (decrease) in members' capital resulting
    from operations                                                11,362,611      (27,078,742)
                                                               --------------   --------------

FROM MEMBERS' CAPITAL TRANSACTIONS
  Members' contributions                                              930,000       26,598,263
  Members' redemptions due to Repurchase Offers (net of
    redemption fees) (Note 1)                                     (43,294,228)     (41,946,761)
                                                               --------------   --------------
  Net decrease in members' capital from members' capital
    transactions                                                  (42,364,228)     (15,348,498)
                                                               --------------   --------------
  Net decrease in members' capital                                (31,001,617)     (42,427,240)
                                                               --------------   --------------

CHANGE IN MEMBERS' CAPITAL
  Beginning of Year                                               128,066,768      170,494,008
                                                               --------------   --------------

  End of Year                                                  $   97,065,151   $  128,066,768
                                                               ==============   ==============

Accumulated net investment loss at the end of period           $     (626,910)  $           --
                                                               ==============   ==============

CHANGE IN UNITS OUTSTANDING
  Units outstanding, January 1, 2010                                       --               --
  Units issued related to Transition (Note 9)                      96,312,985               --
  Units sold                                                               --               --
  Units repurchased                                                        --               --
                                                               --------------   --------------

  Units outstanding, March 31, 2010                                96,312,985               --
                                                               ==============   ==============

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
For the Year Ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations       $   11,362,611

ADJUSTMENTS TO RECONCILE NET INCREASE IN MEMBERS' CAPITAL
  RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
    OPERATING ACTIVITIES:
      Net change in unrealized appreciation on investments            7,769,992
      Net realized gain on investments                              (22,361,550)
      Purchase of investments                                      (185,587,666)
      Proceeds from sale of investments                             221,645,905

    CHANGE IN ASSETS AND LIABILITIES:
      Decrease in receivable for Portfolio Funds sold                 8,655,709
      Decrease in prepaid investments                                 5,000,000
      Decrease in receivable from Affiliate                              71,304
      Decrease in prepaid assets                                         14,951
      Decrease in dividend receivable                                     5,207
      Decrease in accrued professional fee                             (103,934)
      Increase in management fee payable                                 69,420
      Decrease in administration fee payable                            (19,667)
      Decrease in accrued servicing fee payable                         (28,535)
      Increase in accrued expenses and other liabilities                 24,218
                                                                 --------------
        Net cash provided by operating activities                    46,517,965

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from members' contributions                                930,000
    Members' redemptions due to Repurchase Offers
      (net of redemption fees)                                      (43,294,228)
                                                                 --------------
      Net cash used in financing activities                         (42,364,228)

Net change in cash                                                    4,153,737
CASH AT BEGINNING OF YEAR                                                    --
                                                                 --------------
CASH AT END OF YEAR                                              $    4,153,737
                                                                 ==============

--------------------------------------------------------------------------------
See notes to consolidated financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2010

NOTE 1. ORGANIZATION

Defenders Multi-Strategy Hedge Fund, LLC (the "Fund"), formerly known as BNY/Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003.

On December 1, 2009, Ivy Defenders 1099 Access Fund Ltd. (the "Cayman Fund Subsidiary") was established and registered in the Cayman Islands. On February 12, 2010, Ivy Defenders 1099 Domestic Access Fund LLC (the "Delaware Fund Subsidiary") was organized in the State of Delaware. The Fund is the sole shareholder of the Cayman Fund Subsidiary and the sole member and managing member of the Delaware Fund Subsidiary. The Cayman Fund Subsidiary and the Delaware Fund Subsidiary were formed to hold certain of the Fund's investments. The consolidated financial statements include the accounts of the Fund, the Cayman Fund Subsidiary and the Delaware Fund Subsidiary.

Ivy Asset Management LLC (the "Adviser" or "Ivy") is a registered investment adviser with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). The Adviser provides day-to-day investment management services under the Fund's Investment Management Agreement. The Adviser is also responsible under the Investment Management Agreement for providing certain administrative and other services to the Fund. The Bank of New York Mellon ("BNYM" or "Administrator") serves as the administrator to perform certain administrative, operational, accounting, custodial, member accounting, taxation and investor servicing services for the Fund. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide services to the Fund.

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Equity Investing", "Relative Value", "Credit Investing", "Event Driven" and "Tactical Trading" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy is responsible for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

Initial and additional subscriptions for units of Limited Liability Company Interest in the Fund ("Units") are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of the repurchased Units of a member will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

The following is a summary of the Fund's repurchase activity for the fiscal years ended March 31, 2010 and 2009:

REPURCHASE VALUE      COMMENCEMENT       EXPIRATION DATE     INTERESTS    REPURCHASE
      DATE            DATE OF OFFER         OF OFFER         PURCHASED        FEES
-----------------   -----------------   -----------------   -----------   ------------
June 30, 2008       May 1, 2008         May 30, 2008        $17,375,538   $         --
December 31, 2008   October 28, 2008    November 26, 2008    24,571,223          2,493
June 30, 2009       May 1, 2009         May 29, 2009         22,461,550          5,915
December 31, 2009   November 10, 2009   December 9, 2009     20,832,679          1,850

In general, the Fund will initially pay 95% of the estimated value of the repurchased Units of members within one month after the value of repurchased Units is determined. The remaining amount will be paid out promptly after completion of the Fund's fiscal year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the consolidated financial statements and accompanying notes.
Management believes that the estimates utilized in preparing the Fund's consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board (the "FASB") issued an accounting standard that establishes the FASB Standards Codification ("Codification") to become the source of authoritative U.S. Generally accepted accounting principles ("U.S. GAAP") recognized by the FASB to be applied by nongovernmental entities. The Codification does not change current U.S. GAAP. The standard is effective for financial statements issued for annual periods ending after September 15, 2009. The Fund's consolidated financial statements as of March 31, 2010 have been updated to reflect reference to the Codification.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

A. PRINCIPLES OF CONSOLIDATION

These  consolidated  financial  statements  include  all  assets,   liabilities,
revenues and expenses of the Fund. All significant intercompany balances and transactions have been eliminated.

B. INVESTMENT VALUATION

The fair value of the Fund's assets and liabilities, which qualify as financial instruments under U.S. GAAP, approximates the carrying amounts presented in the consolidated statement of assets, liabilities and members' capital.

The Fund's investments in Portfolio Funds are presented at their fair value. Fair value represents the price that would be received upon the sale of an asset or paid upon the transfer of a liability in an orderly transaction between market participants at the measurement date (an exit price). Change in fair value of private investment funds in the accompanying consolidated statement of operations includes the Fund's proportionate share of interest, dividends, expenses, realized and unrealized gains and losses on security transactions and fees of each Portfolio Fund.

The FASB issued an accounting standard that establishes a fair value hierarchy for the inputs used in valuation models and techniques used to measure fair value. An investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

The FASB issued Accounting Standards Update ("ASU") 2009-12, ESTIMATING THE FAIR VALUE OF INVESTMENTS IN INVESTMENT COMPANIES THAT HAVE CALCULATED NET ASSET VALUE PER SHARE ("ASU 2009-12"). ASU 2009-12 amends FASB Accounting Standards Codification ("ASC") Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES, to provide application guidance for estimating the fair value of investments in investment companies (e.g., the limited partnerships) that have calculated value of their capital accounts or net asset value. This guidance applies to an investment in an entity that meets the definition of an investment company for which its partners' capital or net asset value ("NAV") has been measured in accordance with, or in a manner consistent with the principles of FASB ASC Topic 946, FINANCIAL SERVICES -- INVESTMENT COMPANIES.

As a practical expedient, a reporting entity is permitted under ASU 2009-12 to estimate the fair value of an investment within the scope of this ASU using the reported NAV without further adjustment as of the reporting entity's measurement date. The amended guidance does not allow for use of the practical expedient for investments within the scope of ASU 2009-12 if, as of the measurement date, it is probable that the entity will sell the investment (or a portion of the investment) for an amount that differs from the reported value of its NAV. The amended guidance also requires additional disclosures to better enable users of the

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

B. INVESTMENT VALUATION (CONTINUED)

financial statements to understand the nature and risks of the reporting entity's alternative investments. ASU 2009-12 is effective for financial statements issued for interim and annual periods ending after December 15, 2009; the adoption did not have a material impact on the consolidated financial statements, other than additional disclosures in the notes to the consolidated financial statements.

The fair value of the Fund's investments in the Portfolio Funds represents the value of its NAV in the Portfolio Funds as reported by the investment managers or general partners of the Portfolio Funds. All valuations utilize financial information supplied by the general partner or investment manager of each Portfolio Manager and are net of management fees and incentive allocations pursuant to the Portfolio Funds' applicable agreements.

The Fund is subject to provisions of fair value measurements which establish a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.
      o Level 2 - Inputs other than quoted prices included within Level 1 that are observable substantially for the full term of the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.
      o     Level 3 - Inputs that are unobservable for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Although the Fund's investments in private investment funds are exclusively identified as Level 3 securities, the underlying holdings of the private investment funds are comprised of a combination of Level 1, 2 and 3 securities. The following section describes the valuation techniques used by the Fund to measure its investments in private investment funds.

The Portfolio Funds report the net asset value of the Fund's investment on a periodic basis to the Fund which is not necessarily the fair value of the Funds' investment. ASC 820 requires management to analyze other factors that may cause the fair value to be above or below the net asset value reported by the Portfolio Fund. In order to obtain confidence in the net asset values of the Fund's investment, the Adviser performs comprehensive due diligence, including but not limited to, operational due diligence, qualitative and quantitative research, performance tracking, and financial statement and tax review. All of this information enables management to determine a confidence level in a Portfolio Fund's net asset value.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

B. INVESTMENT VALUATION (CONTINUED)

If management is unable to obtain confidence in a Portfolio Fund's net asset value, management may determine and implement an alternative method of valuation. Fair value determinations are made in accordance with procedures adopted by the Fund's Board of Managers.

C. INCOME RECOGNITION

Realized gains and losses from investment transactions are based on the pro-rata ratio at the date of redemption of the market value and cost of the underlying investment. Dividend income is recorded on the accrual basis.

D. INCOME TAXES

Through December 31, 2009, the Fund was classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax had been provided by the Fund. Each member is individually required to report on its own annual tax return such member's distributive share of the Fund's taxable income or loss through December 31, 2009.

Effective January 1, 2010, the Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. Following the Tax Transition, the Fund's tax reporting to Members will be made on IRS Form 1099 instead on Schedule K-1.

The Fund has also elected to change its tax year end to September 30. The accumulated components of earnings will be reflected on the tax year end.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

D. INCOME TAXES (CONTINUED)

The Adviser periodically evaluates tax positions that the Fund has taken, expects to take or that are otherwise relevant to the Fund for purposes of determining whether any relevant tax positions would "more-likely-than-not" be sustained by the applicable tax authority. The Adviser has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for all open tax years (2006-2009). The Fund identifies its major tax jurisdictions as U.S. Federal and states where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Tax positions that are not deemed to meet a more-likely-than-not threshold would be recorded as tax expense in the accompanying consolidated statement of operations. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalty will be classified as income taxes on the consolidated financial statements, if applicable. During the year, the Fund did not incur any interest or penalty.

At December 31, 2009, the cost of investments for Federal income tax purposes was estimated to be $88,844,670. Accordingly, accumulated net unrealized appreciation on investments was $1,079,912, consisting of $2,383,540 gross unrealized appreciation and $1,303,628 gross unrealized depreciation.

E. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, FASB issued ASU No. 2010-06 "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS". ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. Also required is information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

NOTE 3. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the Units of such Member, plus such Member's share of undistributed profits and assets.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

NOTE 4. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

NOTE 5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Investment Management Agreement with the Fund, the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of, and any policies established by, the Board.

In consideration of services provided by the Adviser, the Fund pays the Adviser a "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Units determined as of the beginning of every month. See Note 11.

The Fund pays the Administrator an administration fee, computed and paid quarterly, at the annual rate of 0.25% of the Fund's net assets and reimburses the Administrator for certain out-of-pocket expenses. BNYM also serves as the Fund's custodian, and its custodian fees are included in the 0.25% administration fee referred to above.

MBSC Securities Corporation (the "Distributor"), an affiliate of the Adviser, acts as the principal distributor of Units on a best efforts basis, subject to various conditions. Units are being offered to investors meeting all qualifications for investment in the Fund. Units are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Distributor and Selling Agents may, in their discretion, impose a placement fee in connection with sales of Units (the "Placement Fee") of up to 3% of the amount of an investor's investment in Units. The Placement Fee will be determined as a percentage of an investor's investment amount and will not constitute an investment made by the investor in the Fund. The Placement Fees charged by the Distributor and Selling Agents may vary, and the Distributor and Selling Agents may reduce or waive the Placement Fees as they may determine.

The Adviser (or one of its affiliates) may make one-time payments from its own resources to brokers and dealers of up to 1% of the value of Units sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to the Distributor or Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Units held by Members that are customers of those Selling Agents.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

NOTE 5. MANAGEMENT FEE AND OTHER  TRANSACTIONS  WITH AFFILIATES  (CONTINUED)

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Units held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Units); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. The Chairman of the Board and Audit Committee Chairperson receive an additional $3,000 to the annual retainer. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

NOTE 6. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the year ended March 31, 2010, amounted to $82,605,634 and $126,356,663, respectively.

NOTE 7. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Equity Investing, Relative Value, Credit Investing, Event Driven and Tactical Trading investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures, investments in distressed securities (including low-grade bonds) and convertible hedging. The Fund's risk of loss in Portfolio Funds is generally limited to the value of its investments in Portfolio Funds as reported by the Fund.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

NOTE 7. PORTFOLIO FUND INVESTMENTS (CONTINUED)

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 15%-30% of net profits earned. The Portfolio Funds provide for periodic withdrawals of capital. However, with respect to certain Portfolio Funds, there are lockup provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on withdrawal rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At March 31, 2010, there were no Portfolio Funds that had a lock-up extending beyond one year from March 31, 2010. Additionally, other liquidity restrictions may also apply. For example, Portfolio Managers of the Portfolio Funds may limit aggregate withdrawals as of any withdrawal date to a percentage of aggregate partners' capital of the Portfolio Funds, pursuant to applicable partnership agreements of the Portfolio Funds. As of March 31, 2010, seven Portfolio Funds implemented such restriction. Additional information about the Portfolio Funds is included on the Schedule of Investments.

Some of the Portfolio Funds may hold a portion of their assets in "side pockets," which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket. At March 31, 2010, approximately 3.33% of the Fund's capital was invested in side pockets maintained by the Portfolio Funds. In addition, the Fund's withdrawal of capital from certain Portfolio Funds prior to expiration of a specified period after the date of investment, or if other than at the end of a quarter, may result in the imposition of a fee by such funds. Such fees currently range from 1.5% to 5% of the amount of capital withdrawn by the Fund.

NOTE 8. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of portfolio accounts established by the Fund to enable a Portfolio Manager to manage a portion of the Fund's assets, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for portfolio accounts and are not principal investment strategies of the Fund.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

NOTE 8. BORROWINGS (CONTINUED)

The Fund's line of credit with Deutsche Bank, established to secure a source of funds for temporary liquidity purposes, ended at June 30, 2009. There were no borrowings by the Fund during the year ended March 31, 2010.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

NOTE 9. CAPITAL ACCOUNTS AND ALLOCATIONS

Prior to the Tax Transition, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

At a quarterly meeting of the Board held on December 14-15, 2009, the Board authorized the unitization of the capital accounts of members, as of January 1, 2010. Following the Tax Transition, Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

NOTE 10. FINANCIAL HIGHLIGHTS

The following represents the per share operating performance and ratios to average Members' capital and other supplemental information for the period:

                                                Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 March 31,    March 31,    March 31,    March 31,    March 31,
                                                   2010         2009         2008         2007         2006
                                                ----------   ----------   ----------   ----------   ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $   97,065   $  128,067   $  170,494   $  177,129   $  159,757
Ratio of net investment loss to average
  Members' capital                                   (2.82)%      (2.56)%      (2.29)%      (2.32)%      (2.50)%
Ratio of expenses to average Members'
  capital (a)                                         2.85%        2.72%        2.56%        2.48%        2.57%
Total Return                                         10.10%      (15.34)%       0.56%        7.22%       13.51%(b)
Portfolio turnover rate                                 90%         29%           21%          26%          26%
------------------------------------------------------------------------------------------------------------------

(a) Ratios do not reflect the Fund's proportionate share of the income, expenses, performance fees or allocations of the Portfolio Funds.
(b) For the fiscal year ended March 31, 2006, 0.10% of the Fund's total return consisted of a payment by an affiliate. Excluding this item, the total return would have been 13.41%.

FOR A UNIT OUTSTANDING

                                            January 1, 2010
                                                through
                                               March 31,
                                               2010 (a)
                                            ---------------
Net asset value per Unit, beginning of
  period                                    $          1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                   (0.01)
Net realized and unrealized gain                       0.02
                                            ---------------
Net asset value per Unit, end of period     $          1.01
                                            ===============
--------------------------------------------------------------------------------
(a) Effective January 1, 2010, the Fund offered Units to investors. During the previous nine months, interests were offered to investors.

Net investment loss ratio, expenses to average Member's capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

--------------------------------------------------------------------------------

NOTE 11. SUBSEQUENT EVENTS

Ivy recently informed the Board that it will no longer be providing active investment management services. In this connection, at a quarterly meeting of the Board held on May 18-19, 2010 (the "May Meeting"), Ivy submitted its resignation as investment adviser to the Fund, effective July 19, 2010 (the "Resignation Date"). The Board is carefully evaluating alternatives available to the Fund in order to determine what course of action is in the best interests of the Fund and in the best interests of Members. The alternatives under consideration by the Board include: (i) engaging a successor investment adviser; and (ii) liquidating the Fund. The Board expects to make a decision before June 30, 2010, and will promptly advise Members of its decision once it is made. In light of these developments, the offering of Units to investors has been suspended.

Additionally, at the May Meeting, Ivy agreed to voluntarily waive a portion of its management fee so that, effective 90 days prior to the Resignation Date, the monthly fee payable by the Fund is computed at the annual rate of 0.50% of the aggregate value of outstanding Units determined as of the beginning of every month.

The Board has the authority to approve the liquidation of the Fund, without a vote of Members. The Board also has the authority to retain a successor investment adviser for an interim period not exceeding 150 days. However, the retention of an adviser to serve after such interim period is required to be approved by "vote of a majority of the outstanding voting securities," as defined by the 1940 Act, of the Fund.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC AND SUBSIDIARIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Members and Board of Managers of
Defenders Multi-Strategy Hedge Fund, LLC and Subsidiaries

We have audited the accompanying consolidated statement of assets, liabilities and members' capital of Defenders Multi-Strategy Hedge Fund, LLC and Subsidiaries (formerly, BNY/IVY Multi-Strategy Hedge Fund LLC) (the "Fund"), including the consolidated schedule of investments, as of March 31, 2010, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members' capital for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the management of the portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Defenders Multi-Strategy Hedge Fund, LLC and Subsidiaries at March 31, 2010, the consolidated results of their operations and their cash flows for the year then ended, the changes in members' capital for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As more fully described in Note 11, Ivy Asset Management LLC ("Ivy") has informed the Fund that it intends to withdraw from the business of active asset management and has determined to terminate, effective July 19, 2010, the agreement pursuant to which it serves as investment adviser of the Fund. In light of these developments, the Board of Managers of the Fund is considering whether to retain a successor investment adviser for the Fund or to liquidate the Fund and distribute the proceeds of liquidation of the Fund's assets to investors. These conditions raise substantial doubt about whether the Fund will continue as a going concern. The financial statements referred to above do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

                                                           /s/ Ernst & Young LLP

New York, New York
June 4, 2009

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

MANAGERS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The following table lists the Fund's managers and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended March 31, 2010. For more information about the Fund's managers, please call toll free 1-877-257-0004 to receive a copy of the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
INDEPENDENT MANAGERS
--------------------------------------------------------------------------------

                                                                                        NUMBER
                                                                                          OF            OTHER
                                            TERM OF                                   PORTFOLIOS    DIRECTORSHIPS      MANAGER
                                            OFFICE                                     IN FUND         HELD BY      REMUNERATION
                                              AND                                      COMPLEX         MANAGER         (PERIOD
                                           LENGTH OF                                   OVERSEEN        OUTSIDE          ENDED
NAME (AGE), POSITION(S) WITH FUND,           TIME         PRINCIPAL OCCUPATION(S)         BY             FUND         MARCH 31,
ADDRESS AND YEAR OF BIRTH                   SERVED          DURING PAST 5 YEARS        MANAGER         COMPLEX          2010)
---------------------------------------   ----------   ----------------------------   ----------   --------------   ------------
Robert Bowen (73), Manager                  Term -
c/o Defenders Multi-Strategy Hedge Fund   Indefinite   Retired; formerly Executive
One Wall Street                            Length -    Vice President, Callan             2             None          $18,000
New York, NY 10286                           Since     Associates, 1993-2002
1937                                         2004

                                                       Retired; Advisory Director
Robert J. Dwyer (66), Manager               Term -     of Morgan Stanley & Co.                      Mas-Tec Inc.
c/o Defenders Multi-Strategy Hedge Fund   Indefinite   and President of Dwyer                        (communi-
One Wall Street                            Length -    Family Foundation;                 2           cations         $18,000
New York, NY 10286                           Since     formerly Executive Vice                     and utilities
1943                                         2005      President of Morgan Stanley                 infrastructure
                                                       Dean Witter                                  contractor)

                                                       Chief Operating Officer,
Carla Diane Hunter (56), Manager and        Term -     Weizmann Global
Chair of Audit Committee                  Indefinite   Endowment Trust, since
c/o Defenders Multi-Strategy Hedge Fund    Length -    2002; formerly Director            2             None          $20,500
One Wall Street                              Since     of Investments and Treasury,
New York, NY 10286                           2003      Museum of Modern Art,
1954                                                   New York City, 1997 -
                                                       2002

Arthur Williams III (69), Manager                      President and Chief
c/o Defenders Multi-Strategy Hedge Fund     Term -     Investment Officer, Pine
One Wall Street                           Indefinite   Grove Associates, Inc.,
New York, NY 10286                         Length -    since 1994; formerly               2             None          $18,000
1943                                         Since     Director of Retirement Plan
                                             2003      Investments, McKinsey &
                                                       Company, until 1994

                                                       Co-Founder and Senior
Rodney S. Yanker (50), Manager              Term -     Partner, Alternative Asset
c/o Defenders Multi-Strategy Hedge Fund   Indefinite   Managers, LP, since 2004;
One Wall Street                            Length -    Director and Chief                 2             None          $18,000
New York, NY 10286                           Since     Operations Officer,
1959                                         2003      Transformation Capital
                                                       Corp., until 2008

--------------------------------------------------------------------------------
INTERESTED MANAGER
--------------------------------------------------------------------------------

                                                                                        NUMBER
                                                                                          OF            OTHER
                                            TERM OF                                   PORTFOLIOS    DIRECTORSHIPS      MANAGER
                                            OFFICE                                     IN FUND         HELD BY      REMUNERATION
                                              AND                                      COMPLEX         MANAGER         (PERIOD
                                           LENGTH OF                                   OVERSEEN        OUTSIDE          ENDED
NAME (AGE), POSITION(S) WITH FUND,           TIME         PRINCIPAL OCCUPATION(S)         BY             FUND         MARCH 31,
ADDRESS AND YEAR OF BIRTH                   SERVED          DURING PAST 5 YEARS        MANAGER         COMPLEX          2010)
---------------------------------------   ----------   ----------------------------   ----------    -------------   ------------
Newton P.S. Merrill (70), Manager           Term -     Retired; formerly Senior
(Chairman)                                Indefinite   Executive Vice President,                        York
c/o Defenders Multi-Strategy Hedge Fund    Length -    The Bank of New York,                          Enhanced
One Wall Street                              Since     1994-2003; Executive Vice          2           Strategy         $21,000
New York, NY 10286                         December    President and Group                              Fund
1939                                         2003      Executive, Bank of Boston,                       LLC
                                                       1991-1994

--------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT MANAGERS
--------------------------------------------------------------------------------

                                                           TERM OF OFFICE AND
NAME (AGE), ADDRESS AND                   POSITION(S)        LENGTH OF TIME            PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH                            HELD WITH FUND          SERVED                  DURING PAST 5 YEARS
-------------------------------------   ----------------   -------------------   -----------------------------------
David K. Mossman (57)
BNY Mellon Wealth Management             President and      Term - Indefinite    Senior Vice President and Director,
One Mellon Center                       Chief Executive    Length - Since 2009   Investment Administration,
Pittsburgh, PA 15258                        Officer                              BNY Mellon Wealth Management
1952                                                                             (since 1982)

Steven M. Anderson (44)
BNY Mellon Asset Management              Treasurer and      Term - Indefinite    Vice President, BNY Mellon
One Boston Place, Suite 024-0242        Chief Financial    Length - Since 2008   Asset Management (since 2003)
Boston, MA 02108                            Officer
1965

Kenneth R. Marlin (45)
Ivy Asset Management LLC                Chief Compliance    Term - Indefinite    Managing Director and Chief
One Jericho Plaza                           Officer        Length - Since 2008   Compliance Officer, Ivy Asset
Jericho, NY 11753                                                                Management LLC (since 1998)
1964

Lisa Grosswirth (46)
The Bank of New York Mellon                                 Term - Indefinite    Assistant Vice President,
101 Barclay Street                         Secretary       Length - Since 2005   Paralegal, BNY Mellon Asset
New York, NY 10296                                                               Servicing (since 2004)
1963

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

--------------------------------------------------------------------------------

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the Defenders Multi-Strategy Hedge Fund, LLC and Subsidiaries Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the Defenders Multi-Strategy Hedge Fund, LLC and Subsidiaries Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.

FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION ("SAI"). READ THE PROSPECTUS AND SAI CAREFULLY BEFORE INVESTING OR SENDING MONEY.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Fund's prospectus.

The Fund is distributed by MBSC Securities Corporation, an affiliate of The Bank of New York Mellon Corporation. Ivy Asset Management LLC, as adviser, receives compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
NOT FDIC, STATE OR                 MAY LOSE             NO BANK, STATE OR
FEDERAL AGENCY INSURED             VALUE                FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

IMS -3-10

ITEM 2.  CODE OF ETHICS.

         In August 2003, the Registrant  adopted a Code of Ethics, as defined in
         Item 2(b) of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2009, there were no substantive amendments to a provision of the Code of Ethics (although minor updates were incorporated in May 2006 and May
         2010) nor were there any waivers granted from a provision of the Code of Ethics to the Registrant's Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Managers has determined that the Registrant has one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Carla Diane Hunter, who is "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Ms. Hunter is the Chief Operating Officer of Weizmann Global Endowment Management Trust, and formerly served as the Director of Investments and Treasury of the Museum of Modern Art, New York City. She has been a member of the Registrant's audit committee since its inception.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2010 and 2009 were $89,100 and $68,100, respectively.

(B) AUDIT RELATED FEES: The aggregate fees billed in the fiscal years ended March 31, 2010 and 2009 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,400 and $9,900, respectively. The nature of the services comprising the fees disclosed under this Item include: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940 and the review of the Registrant's registration statement on Form N-2 and issuance of consent.

(C) TAX FEES: The aggregate fees billed in the fiscal years ended March 31, 2010 and 2009 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $50,000 and $0, respectively.

(D) ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP in the fiscal years ended March 31, 2010 and 2009.

(E) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

         (2) 100% of the services  described in each of  paragraphs  (b) through
         (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

(F)      Not applicable.

(G) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2010 and 2009 were $26,201,339 and $17,417,147, respectively.

(H) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were pre-approved by the Registrant's audit committee of the Board of Managers and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved by the Registrant's audit committee is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the Registrant.

ITEM 6.  INVESTMENTS

         (a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under
              Item 1 of this Form N-CSR.

         (b)  Not applicable to this filing.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Fund has delegated the voting of proxies relating to its voting securities to Ivy Asset Management LLC (the "Adviser" or "Ivy"), its investment adviser. A summary of the Adviser's Proxy Voting Policies and Procedures is as follows.

         PROXY VOTING PROCEDURES AND GUIDELINES

         Ivy Asset Management LLC provides investment advisory services to private investment funds, registered investment funds and managed accounts (each a "Client"), whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

         The Adviser reviews and votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Funds, relating to the Funds' investments in the underlying funds operated by designated managers ("Underlying Funds") (and any other investments of a Fund), in a manner that seeks to serve the best interests of the Funds, taking into account the following factors, among others: (i) the impact on the value of the returns of the Underlying Fund; (ii) the attraction of additional capital to the Underlying Fund; (iii) the alignment of the interests of the Underlying Fund's management with the interests of the Underlying Fund's beneficial owners, including establishing appropriate incentives for the Underlying Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of an Underlying Fund, approval of members of the board of an Underlying Fund or advisors and various other issues.

         At times, conflicts may arise between the interests of the Funds, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. In general, the Adviser seeks to resolve any potential conflicts of interests associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Funds. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

              A. if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

              B. if the Adviser believes it is in the best interests of the fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

              C. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (I.E. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

              D. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Compliance Officer.

         In addition, to the extent the Adviser invests assets of a Fund or other Clients in a managed account controlled by a designated manager, the Adviser, on behalf of the Fund or other Clients, authorizes such designated manager to render advice and vote proxies solicited by management and/or others with respect to securities in which the Fund's or other Clients' assets in such managed account may be invested from time to time in the manner in which the designated manager believes would maximize the value of such managed account.

         The Fund's investors or other Clients may request a copy of the Adviser's guidelines and/or information on how the Adviser voted with respect to their proxies by contacting the Adviser's Chief Compliance Officer at 516-228-6500.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Ivy Asset Management, LLC, the Registrant's investment adviser (the "Adviser") who are primarily responsible for the day-to-day management of the Registrant's portfolio by virtue of their position as voting members of the
         Adviser's investment committee (the "Investment Committee"). All information provided in the table is as of March 31, 2010. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.

--------------------------------------------------------------------------------------------------------------------
            NAME             TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN LAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Joseph J. Burns              Managing  Director,  Investments for Ivy Asset Management LLC. Mr. Burns joined Ivy in
                             June 2001.
--------------------------------------------------------------------------------------------------------------------
Farzine C. Hachermian        Managing  Director,  Investments for Ivy Asset Management LLC. Mr.  Hachermian  joined
                             Ivy in May 2007.  Founder and Managing  Partner of Celestar  Capital  Advisors (2003 -
                             2007).
--------------------------------------------------------------------------------------------------------------------
Lawrence R. Morganthal       Managing  Director  and Chief  Executive  Officer for Ivy Asset  Management  LLC.  Mr.
                             Morganthal  joined  Ivy  in  February  2009.  Managing  Director  for  Acorn  Partners
                             (2007-2009).  Managing Partner for Opus Capital Group (2005 - 2007).
--------------------------------------------------------------------------------------------------------------------
Fred P. Sloan                Managing  Director  and Chief  Investment  Officer for Ivy Asset  Management  LLC. Mr.
                             Sloan  joined Ivy in  February  2009.  Principal  of Island  Brook  Capital  LLC (2007
                             -2009).  President of Kemnay Advisory Services, Inc. (2002 - 2007).
--------------------------------------------------------------------------------------------------------------------

Richard C. Spivey            Managing  Director,  Operational  Due  Diligence  for Ivy Asset  Management  LLC.  Mr.
                             Spivey joined Ivy in February 2005.
--------------------------------------------------------------------------------------------------------------------
Gregory B. van Inwegen       Managing  Director and Chief  Investment  Risk Officer for Ivy Asset  Management  LLC.
                             Mr. van Inwegan joined Ivy in November 2004.
--------------------------------------------------------------------------------------------------------------------


(A)(2)(I)-(III) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

         The table below indicates for each voting member of the Investment Committee of the Adviser information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of January 31, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

----------------------------- --------------------------- ---------------------------- -----------------------------

                                  OTHER REGISTERED
                                 INVESTMENT COMPANIES       OTHER POOLED INVESTMENT
                                  MANAGED BY FUND'S            VEHICLES MANAGED          OTHER ACCOUNTS MANAGED
                                  PORTFOLIO MANAGER       BY FUND'S PORTFOLIO MANAGER  BY FUND'S PORTFOLIO MANAGER
----------------------------- --------------------------- ---------------------------- -----------------------------
                                               TOTAL                        TOTAL
                                               ASSETS                       ASSETS                    TOTAL ASSETS
NAME                          TOTAL NUMBER   (MILLIONS)   TOTAL NUMBER    (MILLIONS)   TOTAL NUMBER    (MILLIONS)
----------------------------- ------------- ------------- -------------- ------------- -------------- --------------
Joseph J. Burns                    0             0             75           3,359            3             995
----------------------------- ------------- ------------- -------------- ------------- -------------- --------------
Farzine C. Hachermian              0             0             75           3,359            3             995
----------------------------- ------------- ------------- -------------- ------------- -------------- --------------
Lawrence R. Morganthal             0             0             75           3,359            3             995
----------------------------- ------------- ------------- -------------- ------------- -------------- --------------
Fred P. Sloan                      0             0             75           3,359            3             995
----------------------------- ------------- ------------- -------------- ------------- -------------- --------------
Richard C. Spivey                  0             0             75           3,359            3             995
----------------------------- ------------- ------------- -------------- ------------- -------------- --------------
Gregory B. van Inwegen             0             0             75           3,359            3             995
----------------------------- ------------- ------------- -------------- ------------- -------------- --------------

         The Adviser receives a fee based upon the investment performance of:

         o    No Registered Investment Companies.

         o 75 Other Pooled Investment Vehicles with total assets of approximately $3.359 billion.

         o 3 Other Accounts with total assets of approximately $0.995 billion.

(A)(2)(IV) CONFLICTS OF INTEREST:

         The Investment Committee has potential conflicts in connection with the allocation of investments or transactions for the Registrant and other accounts over which the Investment Committee has day-to-day investment responsibility ("Other Accounts"), including in situations in which the Adviser or its personnel have interests. This may create potential conflicts and potential differences among the Registrant and Other Accounts, particularly where there is limited availability of investments in Underlying Funds and result in, among other conflicts, the Registrant or Other Accounts competing for investment opportunities.

         The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committee's members' responsibility for the management of the Registrant as well as one or more Other Accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. The Investment Committee seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocations may occur in certain instances because multiple appropriate or substantially similar investments are available, as well as due to differences in benchmark factors, hedging strategies, or for other reasons.

         The Investment Committee could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Underlying Fund manager may inform the Investment Committee that the Underlying Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Investment Committee was to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Underlying Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. Although the Investment Committee may invest assets of other clients in such Underlying Funds, the Adviser has policies that require the Investment Committee to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below.

         Conversely, the Investment Committee could favor one account over another in the amounts or the sequence in which orders to redeem interests in Underlying Funds are placed. If the Investment Committee determines that a particular Underlying Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Underlying Fund is otherwise no longer a desirable investment, but that Underlying Funds imposes restrictions as to the amount it can or will redeem, the Investment Committee may not be able to redeem the desired amount as to each client. If the Investment Committee were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When the Investment Committee, due to investment outlook, intends to redeem interests in an Underlying Fund for more than one account, the policies of the Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

         In order to ensure that the Investment Committee will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Investment Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (a) account investment horizons, investment objectives and guidelines; (b) the appropriateness or desirability to different vehicles of different levels of investment for different strategies; (c) client-specific investment guidelines and restrictions including the ability to hedge through short sales or other techniques; (d) the expected future capacity of the managed accounts; (e) whether such vehicle uses or contemplates the use of fully directed brokerage accounts; (f) tax sensitivity of accounts; (g) suitability requirements and the nature of the investment opportunity; (h) account turnover guidelines; (i) availability of cash for investment; (j) relative sizes and expected future sizes of the applicable accounts; (k) availability of other appropriate investment opportunities; and/or (l) minimum denomination, minimum increments, de minimis threshold and round lot considerations. Suitability considerations can include without limitation (a) relative attractiveness of an opportunity or security to different accounts; (b) concentration of positions in an account; (c) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (d) an account's risk tolerance, risk parameters and strategy allocations;
         (e) use of the opportunity as a replacement for a security the Investment Committee believes to be attractive for an account; (f) considerations related to hedging a position in a pair trade; and/or
         (g) considerations related to giving a subset of accounts exposure to an industry. The Investment Committee may also consider reputational matters and other such considerations, such as absolute and relative risk values to determine maximum sizing of managers within particular accounts and across the firm.

         The Investment Committee might have an incentive to favor an account if the Adviser receives a performance-based advisory fee as to one account but not another. The Adviser receives performance fees with respect to certain Other Accounts. As noted above, however, the Adviser has policies designed to ensure equitable treatment of accounts, regardless of performance fees.

         The Investment Committee might also seek to favor an account: (a) if the Adviser and/or its personnel have a beneficial interest in the account, (b) in order to benefit a large client or (c) to compensate a client that previously had poor returns. For example, if the Adviser and/or its personnel held an interest in an investment partnership that was one of the accounts managed by the Adviser, the Investment Committee might have an economic incentive to favor the account in which the Adviser and/or its personnel held an interest. The Adviser imposes certain trading restrictions and reporting requirements as to accounts in which employees or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, the Adviser monitors dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(A)(3)   COMPENSATION OF PORTFOLIO MANAGER:

         The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon the Adviser's financial performance.

         All members of the Adviser's Investment Committee are employed and compensated by the Adviser. Compensation arrangements of these investment professionals are determined on the basis of the investment professional's overall services to the Adviser, and not on the basis of any specific funds or accounts managed by these investment professionals.

         The structure of compensation of all of the members of the Adviser's Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. The following describes each component of the compensation package of the members of the Adviser's Investment Committee:

         1. BASE SALARY. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional's overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

         2 ANNUAL BONUS PLAN. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of Ivy Asset Management LLC. In the case of all members of the Investment Committee, the size of an individual's participation in such bonus pool is determined by reference to the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

         Recently, the Adviser provided certain members of its Investment Committee with a retention bonus in consideration of such members' assistance in the transition of the Adviser, as it exits the active investment management business. The size and duration of these payments were completely discretionary and were determined on the basis of each member's overall services to the Adviser, and not on the basis of any specific funds or accounts managed by these investment professionals.

 (A)(4)(A)  FUND OWNERSHIP BY PORTFOLIO MANAGER:

         The following table indicates as of March 31, 2010, the value, within the indicated range, of shares of the Registrant beneficially owned by the voting members of Adviser's Investment Committee. For purposes of this table, the following letters indicates the range indicated below:

         A - $0

         B - $1 - $10,000

         C - $10,001 - $50,000

         D - $50,001 - $100,000

         E - $100,001 - $500,000

         F - $500,001 - $1,000,000

         G - More than $1 million

         ------------------------------------- -------------------
         NAME                                      OWNERSHIP
         ------------------------------------- -------------------
         Joseph J. Burns                               A
         ------------------------------------- -------------------
         Farzine C. Hachermian                         A
         ------------------------------------- -------------------
         Lawrence R. Morganthal                        A
         ------------------------------------- -------------------
         Fred P. Sloan                                 A
         ------------------------------------- -------------------
         Richard C. Spivey                             A
         ------------------------------------- -------------------
         Gregory B. van Inwegen                        A
         ------------------------------------- -------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of managers, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A, or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940). These officers have determined, however, that as of March 31, 2010, the Registrant had a control deficiency related to the financial statement reporting for the unitization of capital accounts of members and other disclosures related to the Registrant's election to be treated as a regulated investment company. Since March 31, 2010, but prior to the date of this filing, management has modified its internal control over financial reporting. These developments did not affect the net asset value of the Registrant's units owned by members.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the
              Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to March 31, 2010, the Registrant's internal control over financial statement reporting was modified.


ITEM 12. EXHIBITS.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as Exhibit 12(a)(1).

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as
                Exhibit 12(a)(2)

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             Defenders Multi-Strategy Hedge Fund, LLC

By (Signature and Title):/s/ DAVID K. MOSSMAN
                         -------------------------------------------------------
                         David K. Mossman, President and Chief Executive Officer

                         Date: June 9, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):/s/ DAVID K. MOSSMAN
                         -------------------------------------------------------
                         David K. Mossman, President and Chief Executive Officer

                         Date: June 9, 2010



By (Signature and Title):/s/ STEVEN M. ANDERSON
                         -------------------------------------------------------
                         Steven M. Anderson, Treasurer and
                         Chief Financial Officer

                         Date: June 9, 2010